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                                                                   EXHIBIT 99.13

                                                       CENDANT - MLMI TO TRUSTEE

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                       FOR

             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                                       AND

                    ADDITIONAL COLLATERAL SERVICING AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of June 26, 2003 (the "Assignment"), is entered into among Merrill Lynch Mortgage Investors, Inc. (the "Assignor"), Cendant Mortgage Corporation ("Cendant"), as the servicer (the "Servicer"), and Wells Fargo Bank Minnesota, National Association (the "Assignee") as Trustee under a Trust Agreement dated as of June 1, 2003 (the "Trust Agreement"), among the Assignor, as Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

                                    RECITALS

         WHEREAS, RWT Holdings, Inc., ("RWT Holdings"), the Sellers (as defined below) and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2002, with RWT Holdings as purchaser, Cendant as servicer and seller, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller, (Cendant and Bishop's Gate Residential Mortgage Trust, together, the "Sellers"), and Redwood Trust, Inc., as guarantor, (as amended or modified to the date hereof, the "Flow Purchase and Servicing Agreement"), and the Servicer has agreed to service mortgage loans ("Mortgage Loans") under the Flow Purchase and Servicing Agreement. In addition, certain of the Mortgage Loans are subject to the Additional Collateral Servicing Agreement, dated as of August 1, 2002 (the "Additional Collateral Agreement" and, together with the Flow Purchase and Servicing Agreement, the "Agreements"), between RWT Holdings and the Servicer and, notwithstanding anything to the contrary, Servicer will service the Mortgage Loans that are subject to the Additional Collateral Agreement under the Additional Collateral Agreement; and

         WHEREAS, RWT Holdings has acquired certain Mortgage Loans separately from Merrill Lynch Credit Corporation, and not from Cendant, (the "Specified Mortgage Loans") which are listed on the mortgage loan schedule attached as
Exhibit I hereto (the "Specified Mortgage Loan Schedule") and Cendant has agreed to service the Specified Mortgage Loans pursuant to the Agreements; and

         WHEREAS, RWT Holdings has previously sold, assigned and transferred all of its right, title and interest in the Specified Mortgage Loans listed on the Specified Mortgage Loan Schedule and its rights under the Agreements with respect to the Specified Mortgage Loans to Sequoia Residential Funding, Inc. ("Sequoia"); and

         WHEREAS, Sequoia has previously sold, assigned and transferred all of its right, title and interest in the Specified Mortgage Loans and its rights under the Agreements with respect to the Specified Mortgage Loans to the Assignor; and

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         WHEREAS, the parties hereto have agreed that the Specified Mortgage
Loans shall be subject to the terms of this Assignment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

         1.       Assignment and Assumption.

                  (a) Effective on and as of the date hereof, the Assignor hereby pledges, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all of its rights (but none of the Purchaser's representations, warranties or obligations) provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Servicer hereby acknowledges such assignment and assumption.

                  (b) Effective on and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee's interest in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

         2.       Recognition of the Assignee.

         From and after the date hereof, subject to Section 3 below, the Servicer shall recognize the Assignee as the holder of the rights and benefits of the Purchaser with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into separate servicing agreements for the servicing of the Specified Mortgage Loans in the form of the Flow Purchase and Servicing Agreement and the Additional Collateral Agreement (each as amended hereby) with the Assignee as the Purchaser thereunder, the terms of which Agreements are incorporated herein by reference and amended hereby. It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

         3.       Representations and Warranties.

                  (a) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

                  (b) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

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         4.       Continuing Effect.

         Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with their terms.

         5.       Governing Law.

         This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

         6.       Notices.

         Any notices or other communications permitted or required under the Agreements to be made to the Assignor and Assignee shall be made in accordance with the terms of the Agreements and shall be sent to the Assignor and Assignee as follows:

                     Merrill Lynch Mortgage Investors, Inc.
                                250 Vesey Street
                      4 World Financial Center, 10th Floor
                            New York, New York 10080

                Wells Fargo Bank Minnesota, National Association
                                   P.O. Box 98
                               Columbia, MD 21046
                         (or, if by overnight delivery)
                             9062 Old Annapolis Road
                               Columbia, MD 21045
                         Facsimile Number: 410-715-2380

or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Agreements.

         7.       Counterparts.

         This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8.       Definitions.

         Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                    ASSIGNOR:
                                    MERRILL LYNCH MORTGAGE
                                    INVESTORS, INC.

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    ASSIGNEE:
                                    WELLS FARGO BANK MINNESOTA,
                                    N. A., not in its individual capacity, but soley as trustee for the Merrill Lynch Mortgage Investors Trust, Series MLCC 2003-C

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    SERVICER:
                                    CENDANT MORTGAGE CORPORATION

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

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                                    EXHIBIT I

                             [INTENTIONALLY OMITTED]

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